Corporate Presentation As of August 08, 2023 Exhibit 99.2

Disclaimer This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, as amended, including, without limitation, implied and express statements regarding our strategy, business plans and focus; the progress and timing of the clinical development of the programs across our portfolio, including the expected therapeutic benefits of our programs, timing of enrollment completion, and potential efficacy and tolerability, and the timing and success of interactions with and approval of regulatory authorities; the timing of clinical data updates for RLY-2608 and RLY-4008, the initiation of expansion cohorts for RLY-2608, the completion of the pivotal cohort enrollment for RLY-4008, the clinical initiation of RLY-2139, and the nomination of a development candidate for our ERα degrader program; our expectations with respect to the potential pivotal dose for RLY-4008, including potential regulatory filings and interactions; expectations regarding our pipeline, operating plan, use of capital, expenses and other financial results; our cash runway projection; the competitive landscape and potential market opportunities for our product candidates; the expected strategic benefits under our collaborations; our ability to successfully establish or maintain collaborations or strategic relationships for our product candidates; expectations regarding current and future interactions with the U.S. Food and Drug Administration (FDA); our ability to manufacture our product candidates in conformity with the FDA’s requirements; the capabilities and development of our DynamoTM platform; our plans to develop, manufacture and commercialize our current product candidates and any future product candidates; and the implementation of our business model and strategic plans for our business, current product candidates and any future product candidates. The words “may,” “might,” “will,” “could,” “would,” “should,” “plan,” “anticipate,” “intend,” “believe,” “expect,” “estimate,” “seek,” “predict,” “future,” “project,” “potential,” “continue,” “target” and similar words or expressions, or the negative thereof, are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words.  Any forward-looking statements in this presentation are based on management's current expectations and beliefs and are subject to a number of risks, uncertainties and important factors that may cause actual events or results to differ materially from those expressed or implied by any forward-looking statements contained in this presentation, including, without limitation, risks associated with: the impact of global economic uncertainty, geopolitical instability, or public health epidemics or outbreaks of an infectious disease, such as COVID-19, on countries or regions in which we have operations or do business, as well as on the timing and anticipated results of our clinical trials, strategy, future operations and profitability; the delay of any current or planned clinical trials or the development of our drug candidates; the risk that the preliminary results of our preclinical or clinical trials may not be predictive of future or final results in connection with future clinical trials of our product candidates; our ability to successfully demonstrate the safety and efficacy of our drug candidates; the timing and outcome of our planned interactions with regulatory authorities; and obtaining, maintaining and protecting our intellectual property. These and other risks and uncertainties are described in greater detail in the section entitled "Risk Factors" in our most recent Annual Report on Form 10-K and Quarterly Report on Form 10-Q, as well as any subsequent filings with the Securities and Exchange Commission. Any forward-looking statements represent our views only as of the date of this presentation and we undertake no obligation to update or revise any forward-looking statements, whether as a result of new information, the occurrence of certain events or otherwise. We may not actually achieve the plans, intentions or expectations disclosed in our forward-looking statements, and you should not place undue reliance on our forward-looking statements. No representations or warranties (expressed or implied) are made about the accuracy of any such forward-looking statements. Certain information contained in this presentation relates to or is based on studies, publications, surveys and other data obtained from third-party sources and our own internal estimates and research. While we believe these third-party studies, publications, surveys and other data to be reliable as of the date of this presentation, we have not independently verified, and make no representation as to the adequacy, fairness, accuracy or completeness of, any information obtained from third-party sources. In addition, no independent source has evaluated the reasonableness or accuracy of our internal estimates or research and no reliance should be made on any information or statements made in this presentation relating to or based on such internal estimates and research. This presentation contains trademarks, trade names and service marks of other companies, which are the property of their respective owners.

Relay Tx – Patient-Driven

Relay Tx – Dynamo™ Platform Dynamo™ Platform… …is focused on making medicines Modulation Hypothesis Hit Identification Lead Optimization Target Identification Develop-ment Commercial-ization Focus of platform PEOPLE Chemical biology insights Deep structural understanding EXPERIMENTATION Physics-based simulations AI / ML COMPUTATION 1 2 …aims to address selectivity on validated targets 3 Selectivity Efficacy Tolerability Target Inhibition

Relay Tx – Extensive Precision Medicine Pipeline

	Target	Program		Preclinical	Early Clinical	Late Clinical	Annual US Patient #
Breast Cancer[1]	PI3Kα franchise	PI3Kα^{PAN}	RLY-2608				~10-68K breast cancer *~76-238K all solid tumors*
Breast Cancer[1]	PI3Kα franchise	PI3Kα^{PAN}	RLY-5836				~10-68K breast cancer *~76-238K all solid tumors*
Breast Cancer[1]	PI3Kα franchise	PI3Kα^{SPECIFIC}	H1047R-specific				~4-25K breast cancer *~15-48K all solid tumors*
Breast Cancer[1]	CDK2	RLY-2139					~46K[2] *(Patients receiving CDK4/6i)*
Breast Cancer[1]	Degrader EQRx	ERα Degrader					~29-196K[3]
Breast Cancer[1]	Undisclosed	1 program					*To be announced*
Tumor Agnostic	FGFR2	RLY-4008 *Mutant + WT*		Breast Cancer CCA + other			~11-35K[4]
Tumor Agnostic	SHP2 Genentech *A Member of the Roche Group*	GDC-1971					~37-69K[5]
Tumor Agnostic	Undisclosed	2 programs					*To be announced*
GD	Genetic diseases	2 programs					*To be announced*

Note: Unless otherwise indicated, patient #'s refer to total annual number of US patients with late-line cancers compared to comprehensive annual incidence that may be amenable to treatment with our programs

1. Unless otherwise indicated, all breast cancer patient numbers refer to HR+/HER2- breast cancer tumors; 2. ~46K HR+/HER2- breast cancer patients expected to receive CDK 4/6 inhibitors in adjuvant setting, first-line setting, and second-line setting in 2023, per Decision Resources Breast Cancer Market Forecast report dated June 2022; 3. HR+/HER2- US late-line breast cancer patients compared to HR+/HER2- US incident breast cancer patients; 4. FGFR2 altered late-line solid tumors compared to comprehensive annual FGFR2 altered incident solid tumors including additional FGFR gene fusions and rearrangements resulting from truncation of the protein at exon 18 and all breast cancer patients with FGFR2 alterations; 5. SHP2 combo only includes KRAS G12C in lung and colorectal, EGFR mutations in lung, and ALK fusions in lung

© 2023 Relay Therapeutics

5

Relay Tx – Capital, Team & Execution Focus to Deliver on Key Milestones

Breast Cancer Franchise			Tumor Agnostic		Undisclosed
PI3Kα^{PAN}	RLY-2139 (Selective CDK2)	ERα Degrader	RLY-4008 (Selective FGFR2)	GDC-1971 (SHP2)	*To be announced*
✓ Initial RLY-2608 data in 1H 2023 ✓ RLY-5836 clinical start in 2Q 2023 ✓ RLY-2608 expansion cohorts initiated in 2H 2023 Additional data update in 2024	Clinical start in early 2024	Development candidate nomination in 2023	✓ Full dose escalation data in 1H 2023 (2023 ASCO) Non-CCA expansion cohorts data in 2H 2023 Pivotal cohort full enrollment in 2H 2023	Ongoing combo trials; Genentech controls data disclosures	*5+ undisclosed programs in preclinical development and additional early-stage efforts across platform*

~$872M

Cash, cash equivalents and investments as of the end of 2Q 2023

Current cash, cash equivalents and investments are expected to be sufficient to fund current operating plan into 2H 2025

© 2023 Relay Therapeutics

6

Relay Tx – Continued Dynamo™ Platform Validation

Modality	Compound	Pre-Clinical POC[1]	DC Selection[2]	First Patient Dosed	Early Clinical Validation	Pivotal Initiation[3]	Approval[3]
Inhibitor	RLY-4008 (Selective FGFR2)	✓	✓	✓	✓	✓	
Inhibitor	RLY-2608 (PI3Kα^{PAN})	✓	✓	✓	✓		
Inhibitor	GDC-1971 (SHP2)	✓	✓	✓	Genentech A Member of the Roche Group		
Inhibitor	RLY-5836 (PI3Kα^{PAN})	✓	✓	✓			
Inhibitor	RLY-2139 (CDK2)	✓	✓				
Degrader	ERα Degrader EQRx	✓					
Inhibitor, Degrader, Chaperone, etc.	Multiple	✓					

1. POC - proof-of-concept. 2. DC - development candidate. 3. Subject to alignment with regulatory authorities

© 2023 Relay Therapeutics

7

Relay Tx Programs

Relay Tx – Extensive Precision Medicine Pipeline

	Target	Program		Preclinical / Early Clinical / Late Clinical
Breast Cancer	PI3Kα Franchise	PI3Kα[PAN]	RLY-2608	
			RLY-5836	
		PI3Kα[SPECIFIC]	H1047R-specific	
	CDK2	RLY-2139		
	Degrader EQRx	ERα Degrader		
	Undisclosed	1 program		
	FGFR2	**RLY-4008** ***Mutant + WT***		Breast Cancer
Tumor Agnostic				CCA + other
	SHP2 Genentech A Member of the Roche Group	GDC-1971		
	Undisclosed	2 programs		
GD	Genetic diseases	2 programs		

© 2023 Relay Therapeutics
9

FGFR2 – Validated Target Present in Several Tumor Types

Three classes of driver alterations in FGFR2



Fusion
Mutation
Amplification
~4.5K-14K
~6.5K-21K

Total FGFR2 alterations[1]: ~11-35K patients

Annual US Patient Count[1]

FGFR2 alterations are observed across multiple tumor types[2]



FGFR2 Annual Cases
(US, comprehensive)
10,000
9,000
8,000
7,000
6,000
5,000
4,000
3,000
2,000
1,000
0
Breast
Endometrial
Stomach
Skin Melanoma
Lung
Bladder
CUP
Cholangio
Pancreatic
Ovarian
Fusions3
Amplifications
Mutations

Sources: Image adapted from Babina IS, Turner NC. Nat Rev Cancer 2017;17: 318-332; Internal analysis based on third party industry data
1. All patient #'s refer to total annual number of US patients with late-line cancers vs. comprehensive annual incidence that may be amenable to treatment with our programs including additional FGFR gene fusions and rearrangements resulting from truncation of the protein at exon 18; 2. Cholangio, cholangiocarcinoma (CCA); CUP, carcinoma unknown primary; 3. FGFR2 fusion estimates include del18 truncations;

© 2023 Relay Therapeutics

10

FGFR2 – Limitations of Current FGFR Inhibitor Landscape

Limited Selectivity

Approved Pan-FGFRis are non-specific across FGFR family



TKL
TK
STE
CK1
OTHER
AGC
CMGC
CAMK

Limited Tolerability

High rates of off-target toxicity (esp. FGFR1,4)

FDA Approved Compound	% of Patients with Hyperphosphatemia	% of Patients with Diarrhea
Pemigatinib	94%	47%
Futibatinib	88%	39%
Erdafitinib	76%	47%

Limited Target Inhibition

Pemigatinib 13.5mg QD achieves 76% inhibition of FGFR2 at trough[1]

Limited Efficacy

36-42% Objective Response Rate in Fusion+ CCA FGFRi-naïve pts

Sources: Pemigatinib – prescribing information; futibatinib – prescribing Information; erdafitinib – prescribing information

1. From pemigatinib NDA review documents: "Pemigatinib 13.5 mg daily provided 76% inhibition of ex vivo phosphorylated FGFR2α at trough"

© 2023 Relay Therapeutics

11

FGFR2 – Standard Approach to Discovery Has Had Limited Success Standard Approach FGFR1 FGFR2

FGFR2 – Increasing Resolution Reveals New Opportunities FGFR1 FGFR2 Down Up Down Up Down Up Down Up Down Up Up Up Down Down Down Up Exploiting the dynamic difference between FGFR1 and FGFR2 enabled Relay Tx to design a selective FGFR2 inhibitor We predicted that a segment of FGFR1 would be fully extended outwards more frequently than the same segment in FGFR2

RLY-4008 – Is A Highly Selective and Irreversible Inhibitor Pan-FGFR Inhibitors RLY-4008 AZD4547 Erdafitinib Pemigatinib Futibatinib FGFR2 Note: Single experiment that tested each compound run at 500nM against 468 targets in the absence of ATP and without preincubation Source: KINOMEscanTM by Eurofins DiscoverX FGFR1 FGFR2 FGFR3 FGFR4 Percent Control Percent Control

RLY-4008 – ReFocus Trial Design

Part 1: Dose Escalation

- Unresectable or metastatic solid tumors
- FGFR2 alterations per local assessment
- Both FGFRi-naïve & FGFRi-treated allowed

RLY-4008 RP2D: 70 mg QD →

Part 2: Dose Expansion

Cholangiocarcinoma (CCA)

Pivotal cohort

Cohort	N
FGFR2-fusion+ CCA without prior FGFRi (*Pivotal cohort*)	*(N=100)*
FGFR2-fusion+ CCA with prior FGFRi (*Pivotal supportive*)	*(N=50)*
FGFR2-fusion+ CCA with no prior treatment (*Pivotal supportive*)	*(N=20)*
Any FGFR2-mutant/amplified CCA (*Pivotal supportive*)	*(N=20)*

Non-CCA advanced, solid tumors with FGFR2 alterations

Cohort	N
FGFR2-fusion+ non-CCA solid tumors	*(N=50)*
FGFR2-amplified non-CCA solid tumors	*(N=50)*
FGFR2-mutant non-CCA solid tumors	*(N=50)*

© 2023 Relay Therapeutics

15

RLY-4008 – Patient Characteristics Fusion+ CCA FGFRi-Naïve1 Total (N=195)2 Parameter 70 mg QD (N=17) All doses (N=38) Age (years), median (range) 57 (36-81) 58 (33-81) 59 (23-87) Female, % 59% 58% 62% Race, % White / Asian / Black / Unknown 41% / 24% / 0% / 35% 58% / 21% / 3% / 18% 63% / 15% / 4% / 18% ECOG PS3, % 0 53% 50% 38% 1 47% 50% 58% 2 0% 0% 3% Prior lines of systemic therapy, % 0 0% 0% 2% 1 41% 47% 20% 2 47% 32% 29% 3+ 12% 21% 49% Baseline sum of target lesions (RECIST 1.1, mm), median (range) 57 (10-157) 63 (10-216) 79 (10-274) Efficacy analysis includes patients with previously treated, FGFR2i-naïve CCA treated at the RP2D. Patients with measurable disease who had opportunity for ≥2 tumor assessments to confirm response or discontinued treatment with <2 tumor assessments Patients in safety population who received ≥1 dose of RLY-4008 at any dose level ECOG PS = Eastern Cooperative Oncology Group Performance Scale Data cut-off: August 01, 2022; efficacy analysis includes patients with measurable disease who had opportunity for ≥2 tumor assessments or discontinued treatment with <2 tumor assessments Data from 2022 ESMO Congress (September 2022)

Data from 2022 ESMO Congress (September 2022)

RLY-4008 – Interim Response Data

FGFRi-Naïve Fusion+ CCA Patients

RELAY THERAPEUTICS

All Doses (N=38)



Best % change from baseline (RECIST v1.1)
Treatment
RP2D, 70 mg QD (N=17)
All other doses (N=21)
Ongoing (N=26)
Dose (mg)
30 QD | 20 QD | 100 QDi | 50 QD | 50 QDi | 50 QDi | 70 QD | 40 QD | 50 QDi | 70 QDi | 100 QDi | 70 QD | 50 QD | 60 QDi | 60 QD | 70 QD | 90 QDi | 70 QD | 70 QD | 70 QD | 70 QD | 90 QDi | 70 QD | 100 QDi | 70 QD | 40 QD | 70 QD | 70 QD | 70 QD | 50 QD | 60 QD | 100 BID | 70 QD | 70 QD | 60 QDi | 70 QD | 70 QD | 70 QD
BOR
PD | PD | SD | SD | SD | SD | SD | SD | SD | SD | SD | SD | SD | PR | SD | uPR | PR | PR | PR | PR | PR | uPR | PR | PR | PR | PR | PR | PR | PR | PR | PR | PR | PR | PR | PR | PR | PR | PR

63% ORR
(24 of 38 patients)[1]

70 mg QD (RP2D, N=17)



Best % change from baseline (RECIST v1.1)
Treatment
RP2D, 70 mg QD (N=17)
Ongoing (N=15)
Went on to Resection with Curative Intent[2]
BOR
SD | SD | uPR | PR | PR | PR | PR | PR | PR | PR | PR | PR | PR | PR | PR | PR | PR

88% ORR
(15 of 17 patients)[1]

BOR = Best Overall Response:

SD	Stable Disease
uPR	Unconfirmed Partial Response
PR	Confirmed Partial Response
PD	Progressive Disease

Approved Pan-FGFR Inhibitors Demonstrate 36-42% ORR in This Population[3]

1. For 70 mg QD: Confirmed ORR = 82%: 14 confirmed PRs, 1 unconfirmed PR in an ongoing patient; For all doses: Confirmed ORR = 58%: 22 confirmed PRs, 2 unconfirmed PR; 2. Complete tumor resection: R0 resection performed in curative intent, patient remains no evidence of disease as of 31 May 2022; 3. Based on pemigatinib, erdafitinib, and futibatinib prescribing information. These data are derived from different clinical trials at different points in time, with differences in trial design and patient populations. As a result, cross-trial comparisons cannot be made, and no head-to-head clinical trials have been conducted.

Note: QDi = once daily dosing on an intermittent schedule (3 weeks on drug, 1 week off); BID = twice daily dosing

Data cut-off: August 01, 2022; efficacy analysis includes patients with measurable disease who had opportunity for ≥2 tumor assessments or discontinued treatment with <2 tumor assessments

© 2023 Relay Therapeutics

17

RLY-4008 – Time on Treatment for Fusion+ CCA FGFRi-Naïve Patients (All Doses) Complete tumor resection: R0 resection performed in curative intent, patient remains no evidence of disease as of 31 May 2022 Data cut-off: August 01, 2022; efficacy analysis includes patients with measurable disease who had opportunity for ≥2 tumor assessments or discontinued treatment with <2 tumor assessments SD uPR PR Stable Disease Unconfirmed Partial Response Confirmed Partial Response Progressive Disease PD BOR = Best Overall Response: 13 of 15 (87%) 70 mg QD responders remain on treatment Complete Tumor Resection1 Duration of exposure (weeks) Median duration of exposure: 5.5 months (range: <0.1 to 18.5 months) Median time to response: 1.8 months 12/38 (32%) Discontinued - 1 resection with curative intent, 8 PD, 1 AE, 2 withdrawal of consent Went on to Resection with Curative Intent1 Data from 2022 ESMO Congress (September 2022)

RLY-4008 – Treatment-Related Adverse Events (TRAEs) Interim Profile TRAEs > 15% TRAE Dose Modification RP2D, 70 mg QD (N=89) All Doses (N=195) Dose interruption (%) 42% 47% Dose reduction (%) 27% 33% Dose discontinuation (%) 1% 1%* Clinically Insignificant Off-Target Hyperphosphatemia (12%, all Gr 1-2) and Diarrhea (4%, all Gr 1-2) Allow for Optimization of FGFR2 Inhibition Doses at ≥40 mg QD result in 90%+ target inhibition Most AEs have been expected FGFR2-on target, low-grade, monitorable, manageable and largely reversible RP2D, 70 mg QD (N=89) All doses (N=195) Data from 2022 ESMO Congress (September 2022) All Grades Grade 3 * 1 hypersensitivity, 1 retinal pigment epithelial detachment, both resolved Data cut-off: August 01, 2022; efficacy analysis includes patients with measurable disease who had opportunity for ≥2 tumor assessments or discontinued treatment with <2 tumor assessments

Data from 2021 Triple Meeting (October 2021, N=49 patients)

RLY-4008 Poised for Tumor Agnostic Validation Across FGFR2 Alterations

Tumor regression observed across FGFR2 mutations and amplifications in ReFocus Part 1 Dose Escalation Data


Mutations (N=7)
Best Change from Baseline (%) by RECIST
60
50
40
30
20
10
0
-10
-20
-30
-40
-50
-60
-70
-80
-90
30 QD
70 QD
30 BID
70 QD
70 QD
30 QD
70 QD
40 QD
Tumor Type
BC
BC
BC
Mutation
S252W
F276C
N550K
F276C
H167_N173del
K660E
N550K
C383R
Amplifications (N=3)
Best Change from Baseline (%) by RECIST
30
20
10
0
-10
-20
-30
-40
-50
-60
-70
-80
-90
70 QD
100 BID
50 BID
Tumor Type
BC
Amplification
FC 3.0
CN 4-5
CN >50
BC
Breast Cancer

Continue to actively enroll tumor agnostic cohorts

Non-CCA advanced, solid tumors with FGFR2 alterations

- **FGFR2-fusion+ non-CCA solid tumors** ***(N=50)***
- **FGFR2-amplified non-CCA solid tumors** ***(N=50)***
- **FGFR2-mutant non-CCA solid tumors** ***(N=50)***

Data Disclosure From Tumor Agnostic Cohorts Anticipated in 2H 2023

Data presented at 2021 ENA Meeting (data as of 09 September 2021)

© 2023 Relay Therapeutics

20

Relay Tx Solution – Addressing Unmet Need Through Greater Selectivity

RELAY THERAPEUTICS

Favorable Selectivity[1]

~200x selective for FGFR2 over FGFR1, ~5000x selective over FGFR4[2]

FGFR2



TKL
TK
STE
CK1
AGC
OTHER
CMGC
CAMK

Favorable Target Inhibition[1]

Doses at ≥40 mg QD result in 90%+ target inhibition



RLY-4008 Concentration (Mean+SD) (ng/mL)
10000
1000
100
0
4
8
12
16
20
24
Time (hr)
95% RO
90% RO
70 mg
40 mg

Favorable Interim Tolerability[1]

Minimized key off-target toxicities[3]

Hyper-phosphatemia[1]	Diarrhea	Discontinuation
12%	4%	1%

All Gr1-2

Most AEs have been expected FGFR2-on target, low-grade, monitorable, manageable and largely reversible

Favorable Interim Efficacy[1]

FGFR2 driven tumor shrinkage:

88% ORR in fusion+, FGFRi-naïve CCA
15 of 17 pts at 70mg QD pivotal dose
(based on interim data)



BOR
SD
SD
uPR
PR

63% interim ORR for fusion+, FGFRi-naïve CCA across all doses

Sources: KINOMEscan™ by Eurofins DiscoverX; RLY-4008 data as presented at ESMO Congress 2022
1. Interim data as of 01 August 2022; 2. Single experiment that tested each compound run at 500nM against 468 targets in the absence of ATP and without preincubation; 3. Toxicity rates across all doses, n=195 patients

© 2023 Relay Therapeutics

21

RLY-4008 – ReFocus Trial

Part 1: Dose Escalation
Demonstrate clinical proof of mechanism

Advanced solid tumors with FGFR2 alterations per local assessment; Both FGFRi-naïve & FGFRi-treated allowed

RP2D

Part 2: Dose Expansion and Pivotal Cohort
Confirm dose and establish efficacy

Pivotal: Fusion+ CCA, FGFRi-naïve	FGFR2-altered, non-CCA tumors	Other FGFR2-altered CCA

Focus of Disclosure

- Selectivity
- Target Inhibition
- Tolerability
- Early Signals of Efficacy
- Interpretable Efficacy

4Q 2021: Triple Meeting

- Validated hypothesis with target inhibition and acute tolerability
- Provided early efficacy signals in heterogeneous populations

3Q 2022: ESMO

- Confirmed longer term safety and tolerability
- Established stronger support for FGFR2 fusion+ CCA, FGFRi-naïve efficacy

2023: Anticipated Milestones

- ✓ 2023 ASCO: Full dose escalation data
- 2H 2023: Pivotal cohort full enrollment
- 2H 2023: Non-CCA expansion cohorts data

© 2023 Relay Therapeutics

22

Relay Tx – Extensive Precision Medicine Pipeline

	Target	Program		Preclinical	Early Clinical	Late Clinical
Breast Cancer	PI3Kα Franchise	PI3Kα^PAN	RLY-2608			
			RLY-5836			
		PI3Kα^SPECIFIC	H1047R-specific			
	CDK2	RLY-2139				
	Degrader EQRx	ERα Degrader				
	Undisclosed	1 program				
	FGFR2	RLY-4008 *Mutant + WT*		Breast Cancer		
				CCA + other		
Tumor Agnostic	SHP2 Genentech A Member of the Roche Group	GDC-1971				
	Undisclosed	2 programs				
GD	Genetic diseases	2 programs				

© 2023 Relay Therapeutics

23

Breast Cancer – Limitations of Current Standard of Care

~196k annual HR+/HER2- breast cancer patients in US, of whom ~50k advance to later lines of treatment

HR+/HER2- breast cancer standard of care[1]…



Targeted Tx
Endocrine Tx
(AI, SERD²)
+/-
CDK4/6
Chemo
Adjuvant
Targeted Tx
Endocrine Tx
(AI, SERD²)
+/-
CDK4/6
Chemo
1L
Targeted Tx
ET², CDK4/6, PI3K, mTOR
Chemo / Enhertu®
2L+

…is limited by efficacy of available treatments



Limited Selectivity
Limited Tolerability
Limited Target Inhibition
Limited Efficacy

Source: Internal analysis based on third party industry data
1. Standard of care for HR+/HER2- breast cancer is illustrative; 2. AI = Aromatase Inhibitor; SERD: Selective Estrogen Receptor Degrader; ET = Endocrine Therapy

© 2023 Relay Therapeutics

24

Relay Tx Solution – Highly Selective Breast Cancer Franchise

Relay Tx Solution

Relay Tx Breast Cancer Portfolio

- PI3Kα Franchise
  - RLY-2608 *(pan-mutant)*
  - RLY-5836 *(pan-mutant)*
  - H1047R *(mutant-specific)*
- Selective CDK2 Inhibitor
- ERα Degrader
- *Other Undisclosed Programs*

Aspirational future state standard of care (HR+/HER2- BC)[1]



Targeted Tx
Mutant PI3Kα
Selective CDKs
Next Gen Endocrine Tx
Chemo
Targeted Tx
Mutant PI3Kα
Selective CDKs
Next Gen Endocrine Tx
Others
Chemo
Targeted Tx
Mut. PI3Kα
Sel. CDKs
Next-gen ET
Chemo / Enhertu®
Adjuvant
1L
2L+

Relay Tx aims to transform the standard of care for HR+/HER2- breast cancer

1. Aspirational future state standard of care for HR+/HER2- breast cancer is illustrative

© 2023 Relay Therapeutics
25

Breast Cancer – Significant Unmet Need

RELAY THERAPEUTICS

~196,000 new HR+/HER2- breast cancer cases diagnosed each year in USA

"Early Setting"
(Patients with tumor Stages I-III)

~75% Of patients treated for early-stage disease attain long-term disease-free-survival

Neo-adjuvant → Surgery → Adjuvant Tx

Adjuvant Tx:
- Endocrine Therapy (ET) ± CDK4/6
- Chemo

Metastatic Setting – Significant unmet need

~25% Of patients require treatment in advanced or metastatic setting

~50,000 met HR+/HER2- BC cases/yr in US

First Line Therapy → Second Line Therapy (post CDK4/6)



PFS (mo)
25.3 - 28.2
ET ± CDK4/6



7.3
PI3K Path. + ET
5.3
CDK4/6 + ET
1.9 - 2.8
SERD

	First Line Therapy	Second Line Therapy (post CDK4/6)
PFS (mo)	25-28	1.9-7.3
CBR	78-85%	14-46%
ORR	53-59%	4-23%

Significant need for improved PFS in 2L

Relay Tx BC portfolio aspirational positioning ← Relay Tx BC portfolio planned initial positioning

PFS = Progression Free Survival
CBR = Clinical Benefit Rate
ORR = Objective Response Rate

Figures generated based on publicly available data for both approved and investigational products (alpelisib, ribociclib, elacastrant (investigatonal), fulvestrant (investigatonal), palbociclib, ribociclib, abemaciclib, capivasertib (investigational)).
Sources: SEER, Metastatic Breast Cancer Network (MBCN), Johnston 2019 NPJ Breast Cancer 5:5, Goetz 2017 JCO 35:3638, Rugo 2019 Breast Cancer Res Treat 174:719, Ibrance Label, Finn 2016 N Engl J Med 375:1925, Hortobagyi 2018 Ann Oncol 29:1541, Kisqali label, SABCS 2021 #P1-18-03, SABCS 2022 #GS3-04, ASCO 2022 #LBA1004, Bardia 2022 Cancer Research 82, ASCO 2022 LBA3, ASCO 2022 LBA1001, Wander 2021 J NCCN 24:1, ASCO 2022 #1055, Xi J 2019 J NCCN 17:141

© 2023 Relay Therapeutics

26

Relay Tx – Extensive Precision Medicine Pipeline

	Target	Program		Preclinical	Early Clinical	Late Clinical
Breast Cancer	PI3Kα Franchise	PI3Kα^{PAN}	RLY-2608			
			RLY-5836			
		PI3Kα^{SPECIFIC}	H1047R-specific			
	CDK2	RLY-2139				
	Degrader EQRx	ERα Degrader				
	Undisclosed	1 program				
Tumor Agnostic	FGFR2	RLY-4008 *Mutant + WT*		Breast Cancer		
				CCA + other		
	SHP2 Genentech A Member of the Roche Group	GDC-1971				
	Undisclosed	2 programs				
GD	Genetic diseases	2 programs				

© 2023 Relay Therapeutics

27

PI3Kα – A Validated Target with Significant Unrealized Therapeutic Potential PI3Kα mutants Other Kinase Helical PI3Kα regulates glucose homeostasis WT PI3Kα and off-isoform toxicity limit the clinical benefit of alpelisib PI3Ki PI3Kα InsR Insulin Glycogen Glucose Less uptake increases blood glucose Alpelisib, the only FDA-approved PI3Kα inhibitor for solid tumors, is not mutant-selective and disrupts glucose metabolism, causing hyperglycemia AEs frequently leading to treatment discontinuation for alpelisib 65% (37%) 36% (10%) 60% (7%) All Gr (Gr3+) Hyperglycemia Diarrhea Rash AE PI3Kα is the most frequently mutated kinase in solid tumors PI3Kα 14% EGFR ERBB2 6% 6% ALK BRAF 6% 1% % of tumors with alteration ~100K breast cancer patients with PI3Kα mutation in US annually E542X E545X $5.9B $11.7B H1047X ~$7B Total 2022 Revenue: (Global) ~$9B ~$2B *Tafinlar + Mekinist Sources: Internal analysis based on third party industry data; Alpelisib data: SOLAR-1 (long-term follow up): Andre 2021 Ann Oncol 32:208 * ~$3B

PI3Kα – Existing Inhibitors Have Limited Therapeutic Window

Limited Selectivity

Alpelisib and inavolisib are equipotent for WT and mutant PIK3α



Potency (nM)
10
5
0
H1047R
E542K
E545K
WT
H1047R
E542K
E545K
WT
Alpelisib
Inavolisib

Both also retain nM potency against other PI3K isoforms

Limited Tolerability

Compound	All Gr3+ Tox	Hyperglycemia		GI Tox (all Gr)	Rash (all Gr)
		All Gr	Gr3+		
Alpelisib[1-7]	44-78%	33-65%	13-37%	33-60%	20-36%
Inavolisib[8-12]	33-54%	55-70%	5-22%	27-50%	7-27%
Capivasertib[14-18]	21-62%	16-43%	2-20%	64-82%	22-53%

AKT inhibitor

Limited Target Inhibition

Regimen	Interruption	Reduction	Discont.
Alpelisib[6,7]	58%	38%	15%
Alpelisib + fulv[1]	74%	64%	25%
Inavolisib + fulv[8]	41%	18%	2%
Capivasertib+fulv[18]	35%	20%	13%

Alpelisib: Observed coverage (based on IC_{80}) at median dose intensity 9-13hr[7]

Limited Efficacy

Regimen	ORR	CBR	PFS (mo)
Alpelisib Mono Ph 1a[7]	4%	17%	5.5
Alpelisib + fulv Ph 2[4]	19%	46%	7.3
Inavolisib + fulv Ph 1b[13]	19%	48%	7.1
Capivasertib + fulv Ph 3[18]	29%	NR*	7.3

Data from RP2D of alpelisib, inavolisib, and capivasertib

* NR = Not Recorded

Note: fulv = fulvestrant; all referenced studies are for their patient populations which are analogous to ongoing breast cancer pt populations within RLY-2608 clinical trials; Alpelisib and fulvestrant are FDA approved, inavolisib and capivasertib are in Phase 3 clinical trials

Sources: Alpelisib – 1. SOLAR-1: Andre 2019 N Engl J Med 380:1929, 2. Ph 1b: SABCS 2013 P2-16-14, 3. Ph 1b: SABCS 2014 PD5-5, 4. Ph 2 ByLIEVE: Rugo 2021 Lancet Oncol 22:489, SABCS 2021 #P1-18-03, 5. Ph 1b mono: Annals of Oncol 25 2014 (suppl 4), 6. Ph 2 mono: Savas Cancer Discov 2022 Sep 12:2058, 7. Ph 1a mono: Juric 2018 J Clin Oncol 36:1291 ; Inavolisib – 8. ASCO 2022 #1052 (note: pooled rates across cohorts), 9. SABCS 2020 #PS11-11, 10. AACR 2020 CT109, 11. SABCS 2019 OT1-08-04; 12. SABCS 2019 P1-19-46, 13. SABCS 2021 #P5-17-05; Capivasertib – 14. Ph 1 mono: Banerji 2018 Clin Cancer Res 24:2050, ASCO 2015 #2500; 15. Ph 2 mono: SABCS 2019 P1-19-14; 16. Ph 1 combo: Smyth 2020 Clin Cancer Res 26:3947; 17. Ph 2 FAKTION: ASCO 2022 #1005; 18. Ph 3 CAPItello-291: SABCS 2022 #GS3-04

Note: These data are derived from different clinical trials at different points in time, with differences in trial design and patient populations. As a result, cross-trial comparisons cannot be made, and no head-to-head clinical trials have been conducted.

© 2023 Relay Therapeutics

29

PI3Kα – Proprietary Insights Unlock Novel Approaches A differentiated understanding of the structure of PI3Kα and its relationship to function equips Relay Tx to design optimal mutant-selective inhibitors of PI3Kα Designed pan-mutant selective PI3Kα inhibitor (PI3KαPAN) Discovered novel allosteric pocket favored in mutant protein Solved first full-length structures of PI3Kα (mutant and wild-type) Orthosteric Site Mutant PI3Kα

RLY-2608 – First Mutant Selective Inhibitor to Enter the Clinic

All Data Shown is Preclinical

Favorable Selectivity

Limited potency against WT PI3Kα and other PI3K isoforms



Potency (nM)
50
40
30
20
10
0
Mutant
WT
Mutant
WT
Mutant
WT
Alpelisib
Inavolisib
RLY-2608

Favorable Tolerability

Manageable key toxicities, especially hyperglycemia shown in dog study



28-Day Repeat Dose Dog Study
Glucose levels (mg/dL)
200
150
100
50
0
0 4 8 12 0 4 8 12 0 4 8 12 0 4 8 12
Time (hr)
Vehicle
RLY-2608 10mg/kg BID
RLY-2608 20mg/kg BID
RLY-2608 50mg/kg BID

Favorable Target Inhibition

Maintains approx. 80% mutant PI3Kα inhibition in mouse model



% pAKT/tAKT inhibition
150
100
50
0
2 2 4 8 2 4 8 2 4 8
Time post last dose (hr)
Vehicle
RLY-2608 25mg/kg BID
RLY-2608 50mg/kg QD
RLY-2608 100mg/kg BID

Favorable Efficacy

Robust tumor regression at tolerable doses in mouse model



Tumor Volume (Mean ± SEM, mm3)
2500
2000
1500
1000
500
0
0
10
20
30
40
Days of Treatment
Vehicle
Alpelisib 50mg/kg QD
Inavolisib 25mg/kg QD
RLY-2608 25mg/kg BID
RLY-2608 50mg/kg BID
RLY-2608 100mg/kg BID

© 2023 Relay Therapeutics

31

RLY-2608 –Data Disclosure Goals


Part 1: Dose Escalation
Demonstrate clinical proof of mechanism
RP2D
Part 2: Dose Expansion
Establish early efficacy & confirm dose
Part 3: Pivotal Trial
Establish definitive efficacy
Focus of Disclosure
Selectivity
Target Inhibition
Tolerability
Early Signals of Efficacy
Interpretable Efficacy

- **AACR 2023: Acute safety and tolerability within context of mutant target inhibition**
- **Opened expansion cohort at 600 mg BID**

Next disclosure in 2024:

- **Longer-term safety and tolerability**
- **Early efficacy signals at RP2D for expansion cohorts**

© 2023 Relay Therapeutics

32

RLY-2608 – Initial Data Support Selective Targeting of Mutant PI3Kα

RELAY THERAPEUTICS

Initial Clinical Proof of Mechanism

Initial anti-tumor activity observed across range of doses

- At 600mg BID combo dose:
  - 86% interim CBR (6 of 7 patients with CR, PR, or SD for ≥6mo)
  - 1 cPR out of 5 evaluable[1] patients with measurable disease
- Overall, 4 PRs* (of 24 evaluable[1] breast cancer pts) observed across mono and combo, dose levels and PI3Kα genotypes

Favorable safety profile at therapeutically active doses

- Low rates of hyperglycemia, rash and diarrhea
- No DLTs and no AEs leading to treatment discontinuation
- Safety profile at 600mg BID compelling for use in mBC combinations

Selective target inhibition over IC_{80}

- Continuous pAKT inhibition ~80%+ achieved at ≥400mg BID
- Limited observed impact on glucose homeostasis
- No grade 3 hyperglycemia observed[2]

* Includes 3 confirmed partial responses and 1 unconfirmed partial response

First expansion cohort initiated at 600 mg BID dose

Goal for Expansion Cohorts

- Interpretable Efficacy (CBR, ORR)
- Longer-Term Tolerability

DLTs = dose limiting toxicities; CBR: Clinical Benefit defined as all patients with confirmed complete response or partial response or stable disease ≥24 weeks; evaluable patients started treatment ≥24 weeks prior to the data cutoff

1. Efficacy analysis includes patients with measurable disease who had opportunity for ≥1 tumor assessment or discontinued treatment with <1 tumor assessment; 2. per CTCAE v5.0

© 2023 Relay Therapeutics

33

RLY-2608 –Trial Design



Part 1: Dose Escalation
Part 2: Dose Expansion
RLY-2608 Arm
PIK3CAmut adv solid tumors
Includes mixed histologies
MTD/RP2D
PIK3CAmut advanced solid tumors
(CCOC, HNSCC, Cervical, other1, double PIK3CA mutants2)
RLY-2608 + Fulvestrant Arm
PIK3CAmut, HR+/HER2- adv / met breast cancer
MTD/RP2D
PIK3CAmut, HR+, HER2- advanced breast cancer
(with & without prior PI3Kα inhibitor3)
First expansion cohort initiated at 600mg BID dose
RLY-2608 + Fulvestrant + CDK4/6 Arm4
PIK3CAmut, HR+/HER2- adv / met BC
MTD/RP2D
PIK3CAmut, HR+, HER2- advanced breast cancer

1. Excludes PIK3CAmut clear cell OvCA, HNSCC, Cervical cancer, and colorectal patients; 2. Double mutation defined as one major PIK3CA mutation (E542X, E545X, H1047X) + ≥1 additional PIK3CA mutation per local assessment; 3. Patients with previous PI3Kα inhibitor include those with intolerance to PI3Kαi defined as treatment discontinuation due to treatment-related AE (e.g., hyperglycemia, rash, diarrhea, stomatitis) other than severe hypersensitivity reaction and/or life-threatening reactions, such as anaphylaxis and Stevens-Johnson syndrome; 4. RLY-2608 + fulvestrant + CDK4/6 arm expected to be added in a protocol amendment

© 2023 Relay Therapeutics

34

RLY-2608 – ReDiscover Trial Interim Part 1 Results

RELAY THERAPEUTICS

RLY-2608 + fulvestrant

Dose Escalation:
***PIK3CA*-mutant, HR+, HER2– advanced / metastatic breast cancer (N=39)**



Start: April 2022
Current doses open to enrollment
1000mg BID N=1
800mg BID N=10
600mg BID N=17
400mg BID N=5
First expansion dose cohort initiated
200mg BID N=3
100mg BID N=3

Favorable PK Profile Across Dose Levels



BID
800mg
600mg
400mg
200mg
100mg
RLY-2608 Plasma Concentration (ng/mL)
Mean+SD
10000
5000
0
0
2
4
6
8
10
12
Time (h)
~80% pAKT inhibition (predicted from mouse PK/PD models)
Similar exposure as 400mg BID mono
~50% pAKT inhibition

No DLTs and MTD has yet to be defined
Dose-dependent increase in exposure and low peak to trough fluctuations across dose levels
Continuous coverage at ~IC80+ across dosing interval at 400mg BID combo and above

© 2023 Relay Therapeutics

35

RLY-2608 – ReDiscover Trial Breast Cancer Baseline Demographics and Genotype RLY-2608 + fulvestrant (N=39) RLY-2608 + fulvestrant 600 mg BID (N=17) RLY-2608 Monotherapy (N=4) Age, median (range), years 59 (40-82) 60 (49-80) 64 (58, 85) Female, n (%) 39 (100%) 17 (100%) 4 (100%) Ethnicity, % White / Asian / American Indian / Black / Unknown 67% / 3% / 3% / 3% / 23% 59% / 0% / 0% / 0% / 41% 100% / 0% / 0% / 0% / 0% ECOG, n (%) 0 21 (54%) 8 (47%) 2 (50%) 1 18 (46%) 9 (53%) 2 (50%) BMI, kg/m2, median (range) 25 (18-41) 23 (19-36) 26 (18, 44) <30, n (%) 29 (74%) 14 (82%) 3 (75%) ≥30, n (%) 10 (26%) 3 (18%) 1 (25%) Prior regimens of therapy in metastatic setting, median (range)  1 (1,6) 2 (1,6) 5 (1, 12) Pending data entry 2 (5%) 1 (6%) 0 (0%) 1 19 (49%) 6 (35%) 1 (25%) 2 10 (26%) 6 (35%) 0 (0%) 3+ 8 (21%) 4 (24%) 3 (75%) Preliminary data as of 07/24/23

RLY-2608 – 600 mg BID Dose Selected for Expansion Cohort

17 Breast Cancer Patients Treated with RLY-2608 600 mg BID Dose + Fulvestrant

Breast Cancer Patients 600 mg BID RLY-2608 + Fulvestrant (N=17)



Cycle
Measurable Disease
Kinase
Helical
Other
BOR
Treatment (mg)
Duration on treatment (weeks); median (range) = 12 (1 to 41)
Treatment
RLY-2608 + Fulvestrant 600 mg BID (N=17)
Ongoing (N=16)
Assessment
PR
NN
SD
PD



Best % change from baseline (RECIST v1.1)
BOR = Best Overall Response:
PR Partial Response
SD Stable Disease
Treatment (mg)
DoE (weeks)
12
41
36
16
12
Double
Other
Helical
Kinase
BOR

RLY 2608 + Fulvestrant 600mg BID:

- 86% (6/7) CBR in patients with at least 6 months follow up
- Confirmed PR achieved in 1 of 5 efficacy evaluable[1] patients with measurable disease
- 17 patients treated, 15 remain on treatment*
- mDoT: 12wk (range: 1-41wk)

CBR: Clinical Benefit defined as all patients with confirmed complete response or partial response or stable disease ≥24 weeks; evaluable patients started treatment ≥24 weeks prior to the data cutoff

* Note: one additional pt at 600mg BID dose remains on treatment after PD assessment; 1. Efficacy analysis includes patients with measurable disease who had opportunity for ≥1 tumor assessment or discontinued treatment with <1 tumor assessment

© 2023 Relay Therapeutics

Preliminary data as of 07/24/2023

37

RLY-2608 – Breast Cancer Disease Control Across Dose Levels 43 Breast Cancer Patients – Measurable and Non-Measurable Disease Preliminary data as of 07/24/2023 600mg BID: 86% (6/7) interim CBR in patients with at least 6 months follow up 17 patients treated, 15 remain on treatment* mDoT: 12wk (range: 1-41wk) Across all doses: 43 patients treated, 28 remain on treatment* mDoT: 15wk (range: 1-64wk) CBR: Clinical Benefit defined as all patients with confirmed complete response or partial response or stable disease ≥24 weeks; evaluable patients started treatment ≥24 weeks prior to the data cutoff; N/A: not available as of data cut off, pending data entry * Note: one additional pt at 600mg BID dose remains on treatment after PD assessment N/A 2nd PIK3CA mutation in double mutation Primary PIK3CA mutation type PIK3CA Mutation Key:

RLY-2608 – Evidence of Anti-Tumor Activity Supports Selective Target Engagement

24 Breast Cancer Patients – Measurable Disease Only*

Breast Cancer Patients (RECIST Measurable Disease) N=24*



Best % change from baseline (RECIST v1.1)
50
40
30
20
10
0
-10
-20
-30
-40
-50
-60
-70
-80
-90
-100
Treatment
RLY-2608 (N=2)
RLY-2608 + Fulvestrant other doses (N=16)
RLY-2608 + Fulvestrant 600 mg BID (N=5)
Ongoing (N=13)
Treatment (mg)
800 BID
400 BID
100 BID
800 BID
400 BID
800 BID
200 QD
600 BID
800 BID
800 BID
400 BID
800 BID
200 BID
600 BID
600 BID
800 BID
600 BID
800 BID
400 BID
800 BID
100 BID
400 BID
600 BID
DoE (weeks)
16 8 7 16 9 12 16 12 28 8 44 12 46 41 36 24 16 12 36 28 64 22 12
Other
Helical
Kinase
BOR
SD PD PD SD PD SD SD SD SD SD SD SD SD SD SD SD SD SD SD uPR PR PR PR

- **At 600mg BID combo, 80% of patients (4/5) exhibited radiographic tumor reductions**
  - **1 pt experienced a partial response and remains on treatment**
- **Overall, 63% of patients (15/24) exhibited radiographic tumor reductions; 13/24 patients ongoing**
- **4 partial responses observed across mono and combo, dose levels and PI3Kα genotypes**

BOR = Best Overall Response:

PR	Partial Response
uPR	Unconfirmed Partial Response
SD	Stable Disease
PD	Progressive Disease

PIK3CA Mutation Key:
- Primary *PIK3CA* mutation type
- 2nd *PIK3CA* mutation in double mutation

* one patient discontinued prior to first scan and is not shown on waterfall plot

© 2023 Relay Therapeutics

Preliminary data as of 07/24/2023

39

RLY-2608 – Mutant PIK3CA Decline Supports Dose Dependent Target Inhibition PIK3CA ctDNA variant allele frequency (%) 30 Breast cancer patients with evaluable paired C1D1-C2D1 ctDNA Sample Mono: 3 pt; combo: 27 pt 6 patients have ≥2 PIK3CA mutation 26 patients had decline in PIK3CA ctDNA 13 patients completely cleared PIK3CA ctDNA by C2D1 Patients with paired evaluable ctDNA Mono: n=2 Combo: n=10 Mono: n= 1 Combo: n=17 Mono: n= 0 Combo: n=8 Preliminary data as of 07/24/2023 Note: data points at zero are below limits of detection Source: Central lab analysis RLY-2608 RLY-2608 + fulvestrant

Note: one 1000mg BID combo pt not shown; pt had Gr2 glucose elevation per alpelisib label criteria; Data represent mean per cohort +/- standard deviation Source: Central lab analysis RLY-2608 – Limited Observed Impact on Glucose Homeostasis Supports Selectivity Grade 3 (250-500 mg/dL) Grade 2  (160-250 mg/dL) Grade 1 (115-160 mg/dL) Alpelisib label criteria RLY-2608 + Fulvestrant Combination No Grade 3 hyperglycemia per CTCAE v5.0 Preliminary data as of 07/24/2023

RLY-2608 – TEAEs Generally Consistent with Mutant-Selective Inhibition

TEAEs ≥15% in Breast Cancer Patients[1]

All Breast Cancer Patients (N=43) | **RLY-2608 600mg BID + Fulvestrant (N=17)**



0%
20%
40%
60%
80%
100%
Nausea
44%
0%
Hyperglycemia²
37%
0%
Blood Creatinine Increased
33%
0%
Fatigue²
28%
7%
Diarrhea
23%
0%
Hypokalemia
23%
9%
Headache
21%
2%
Decreased Appetite
16%
0%
Vomiting
16%
0%
Nausea
41%
0%
Hyperglycemia²
35%
0%
Blood Creatinine Increased
35%
0%
Fatigue²
12%
6%
Diarrhea
24%
0%
Hypokalemia
24%
6%
Headache
29%
0%
Decreased Appetite
29%
0%
Vomiting
18%
0%
All Gr
Gr3 (no Gr4-5)

1. TEAEs that occurred in >=15% of the Breast Cancer Safety Set (N=43) are shown for both populations; 2. Hyperglycemia includes the MedDRA v26.0 Preferred Terms (PT): Hyperglycemia and Blood Glucose Increased, Fatigue includes the PTs: Fatigue and Asthenia.

© 2023 Relay Therapeutics

Preliminary data as of 07/24/2023
42

Relevant Off-Target Toxicities for Non-Selective Inhibitors



3 Most Common AEs Leading to Alpelisib Discontinuation
Hyperglycemia
Diarrhea
Rash[1]
0%
20%
40%
60%
80%
100%
Alpelisib (PI3K inhibitor)
Inavolisib (PI3K inhibitor)
Capivasertib (AKT inhibitor)
28%
37%
65%
40%
22%
62%
14%
2%
16%
52%
7%
60%
42%
42%
63%
9%
72%
26%
10%
36%
12%
12%
26%
12%
38%[2]
Grade 1-2
Grade 3+

1. Grouped term: rash and rash maculo-papular; 2. Capivasertib rash includes events related to rash including: rash, rash macular, maculo papular rash, rash papular and rash pruritic;

Sources: alpelisib: SOLAR-1 (initial publication): Andre 2019 N Engl J Med 380:1929, inavolisib: ASCO 2022 #1052 (note: reported rates are for invavolisib-related AEs pooled across study cohorts including monotherapy and combinations with letrozole, fulvestrant, and palbociclib), capivasertib: CAPItello-291: SABCS 2022 #GS3-04

Note: These data are derived from different clinical trials at different points in time, with differences in trial design and patient populations. As a result, cross-trial comparisons cannot be made, and no head-to-head clinical trials have been conducted.

© 2023 Relay Therapeutics

43

RLY-2608 – Low Rates of Hyperglycemia, Rash and Diarrhea Hyperglycemia Rash1 Diarrhea RLY-2608 RLY-2608 in
BC Patients (N=43) (N=17) 37% 35% 23% 24% 2% 14% 12% Grade 1-2 Grade 3 (no Gr4-5) 1. Rash includes the MedDRA v26.0 Preferred Terms (PT): Rash maculo-papular, Rash Preliminary data as of 07/24/2023 RLY-2608 in BC Patients (N=43) RLY-2608 600mg BID (N=17)

Relay Tx – Extensive Precision Medicine Pipeline

	Target	Program		Preclinical	Early Clinical	Late Clinical
Breast Cancer	PI3Kα Franchise	PI3Kα[PAN]	RLY-2608			
			RLY-5836			
		PI3Kα[SPECIFIC]	H1047R-specific			
	CDK2	RLY-2139				
	Degrader EQRx	ERα Degrader				
	Undisclosed	1 program				
	FGFR2	RLY-4008 *Mutant + WT*		Breast Cancer		
Tumor Agnostic				CCA + other		
	SHP2 Genentech A Member of the Roche Group	GDC-1971				
	Undisclosed	2 programs				
GD	Genetic diseases	2 programs				

© 2023 Relay Therapeutics 45

RLY-5836 – Trial Design

RELAY THERAPEUTICS

Part 1: Dose Escalation			Part 2: Dose Expansion
RLY-5836 Arm	*PIK3CA*mut advanced solid tumors	MTD/RP2D →	*PIK3CAmut* advanced solid tumor (n=~15)
RLY-5836 + Fulvestrant Arm[1]	*PIK3CA*mut, HR+/HER2- advanced breast cancer	MTD/RP2D →	*PIK3CA*mut, HR+, HER2- advanced breast cancer, with no prior PI3Kα inhibitor (n=~15)
RLY-5836 + Fulvestrant + CDK4/6 Arms[2]	*PIK3CA*mut, HR+/HER2- advanced BC, 1 prior CDK4/6	MTD/RP2D →	*PIK3CA*mut, HR+, HER2- advanced breast cancer[3] (n=~15 for each arm, ~45 total)

RLY-5836 clinical start in Apr 2023

- **BOIN design with molecular enrichment**
- ***PIK3CA* mutation status per local assessment**
- **RLY-5836 PO BID or QD**

1. RLY-5836 + Fulvestrant combination arm may start after one dose level higher of RLY-5836 single agent is cleared and determined tolerable
2. RLY-5836 + CDK4/6i + ET combination arms may start after one dose level higher of RLY-5836 + Fulvestrant combination is cleared and determined tolerable. Three separate CDK4/6 arms, one for each of the following CDK4/6 agents: pablociclib, abemaciclib, ribociclib
3. One or more of the RLY-5836 + CDK4/6i + Fulvestrant arms may open at Sponsor discretion and SRC agreement

© 2023 Relay Therapeutics

46

RLY-5836 – Similar Pre-clinical Profile, Different Chemical Properties from RLY-2608 Source: Internal RLY-5836 data 1. This model also carries a second mutation at K567R E545K mutant (MDAMB361) (mouse)1 H1047R mutant (HCC1954) (mouse) RLY-5836 achieved active doses with less insulin than orthosteric inhibitors

Relay Tx – Extensive Precision Medicine Pipeline

	Target	Program		Preclinical	Early Clinical	Late Clinical
Breast Cancer		PI3Kα[PAN]	RLY-2608			
			RLY-5836			
	PI3Kα Franchise	PI3Kα[SPECIFIC]	H1047R-specific			
	CDK2	RLY-2139				
	Degrader EQRx	ERα Degrader				
	Undisclosed	1 program				
Tumor Agnostic	FGFR2	RLY-4008 *Mutant + WT*		Breast Cancer		
				CCA + other		
	SHP2 Genentech A Member of the Roche Group	GDC-1971				
	Undisclosed	2 programs				
GD	Genetic diseases	2 programs				

© 2023 Relay Therapeutics 48

CDK2 – Highly Selective Development Candidate Identified

CDK2 is important in ER+ breast cancer

Patients receiving adjuvant CDK 4/6i **~23K**

Patients receiving 1L CDK 4/6i **~18K**

Patients receiving 2L CDK 4/6i **~5K**

Higher CDK2 activity associated with worse response to CDK4/6 inhibition in ER+ breast cancer

Computational modeling enabled breakthrough speed


Collect MD frames


Extract features


Cluster frames & assign cluster populations

Predict selectivity

Novel workflow leverages MD and ML to predict selectivity without bias or intervention

First compound synthesized to identification of lead compounds in <1 year

Relay Tx's Development Candidate observed to be highly selective

		RLY-2139	Benchmark
Biochemical Potency	CDK2/CycE IC_{50} (µM)	0.004	0.017
Biochemical selectivity (fold over)	CDK1/CycB	100x	99x
	CDK6/CycD3	320x	270x
	CDK9/CycT1	2400x	2400x
	GSK3β	68000x	12000x

Clinical start expected in early 2024

Source: Internal analysis based on third party industry data

© 2023 Relay Therapeutics

49

ERα Degrader – Rapidly Obtained Potent Compounds Development Candidate nomination expected in 2023 …to obtain potent ERα degraders Relay Tx is leveraging rational design… Multiple experimental tools deployed to develop conformational models that enable effective triage of degrader design ideas Traditional Approach Relay Tx Approach Endocrine therapies are used in every line of therapy in HR+/HER2- Breast Cancer 195k annual US patients with HR+/HER2- breast cancer Second Line + First Line Adjuvant Line of Therapy Endocrine Tx Use of Endocrine Therapies Source: Internal analysis based on third party industry data

Relay Tx Solution – Highly Selective Breast Cancer Franchise

The Relay Tx Solution…



Relay Tx Solution
Tolerability
Selectivity
Efficacy
Target Inhibition

…aims to address selectivity on validated targets for breast cancer

Breast Cancer

Target	Program		Preclinical	Early Clin.	Late Clin.
PI3Kα franchise	PI3Kα[PAN]	RLY-2608			
		RLY-5836			
	PI3Kα[SPECIFIC]	H1047R-specific			
CDK2	RLY-2139				
Degrader EQRx	ERα Degrader				
Undisclosed	1 program				
FGFR2	RLY-4008 *Mutant + WT*				

© 2023 Relay Therapeutics

51

Breast Cancer Franchise Continues to Progress

RLY-2608 Evolution of Data

Initial Data Supporting Selective Targeting of Mutant PI3Kα → **Goal for Expansion Cohorts**

Initial Clinical Proof of Mechanism

- Clinical benefit observed across doses & mutations
- Favorable safety profile
- Selective target inhibition

First expansion cohort initiated at 600 mg BID dose

- Interpretable Efficacy (CBR, ORR)
- Longer-Term Tolerability

Relay Tx Breast Cancer Portfolio

- PI3Kα Franchise
  - RLY-2608
  - RLY-5836
  - H1047R-specific
- RLY-2139 (CDK2)
- ERα Degrader
- *Other Undisclosed Programs*

Next milestone: additional RLY-2608 clinical data in 2024

© 2023 Relay Therapeutics

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Target Program Breast Cancer PI3Kα Franchise PI3KαPAN RLY-2608 RLY-5836 PI3KαSPECIFIC H1047R-specific Challengers CDK2 RLY-2139 Challengers Degrader ERα Degrader Undisclosed 1 program FGFR2 RLY-4008 Mutant + WT Tumor Agnostic SHP2 GDC-1971 Undisclosed 2 programs GD Genetic diseases 2 programs Relay Tx – Extensive Precision Medicine Pipeline Preclinical Early Clinical Late Clinical CCA + other Breast Cancer

SHP2 – Genentech Global Collaboration for GDC-1971 (Formerly RLY-1971)

Three ongoing trials with GDC-1971:

GDC-1971
+
GDC-6036 (KRAS G12Ci)
initiated July 2021

GDC-1971
+
Atezolizumab (PD-L1 Ab)
initiated August 2022

GDC-1971
+
Osimertinib/Cetuximab (EGFRi)
initiated July 2023

Clinical Update for GDC-6036 Monotherapy at World Lung 2022



IASLC
2022 World Conference on Lung Cancer
AUGUST 6-9, 2022 | VIENNA, AUSTRIA
Antitumor activity: NSCLC
Best Response
PD
SD
PR
Confirmed
Unconfirmed ORR: 53% (30/57 patients)
Confirmed ORR: 46% (26/57 patients)
Best SLD Change from Baseline (%)
Dose Level (mg)
Days on Treatment

Unconfirmed ORR: 53% (30/57 patients)
Confirmed ORR: 46% (26/57 patients)

Collaboration provides meaningful economics to Relay Tx[1]

Source: World Lung 2022 #OA03.04

1. As of June 30, 2023: $110 million in upfront & milestone payments received, plus an opt-in option for 50/50 profit share and up to $685M in potential additional total milestones, low-to-mid teen royalties on global net sales plus eligible to receive additional royalties upon approval of GDC-1971 and GDC-6036 in combination

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Relay Tx – Extensive Precision Medicine Pipeline

	Target	Program		Preclinical	Early Clinical	Late Clinical
Breast Cancer	PI3Kα Franchise	PI3Kα[PAN]	RLY-2608			
			RLY-5836			
		PI3Kα[SPECIFIC]	H1047R-specific			
	CDK2	RLY-2139				
	Degrader EQRx	ERα Degrader				
	Undisclosed	1 program				
Tumor Agnostic	FGFR2	RLY-4008 *Mutant + WT*		Breast Cancer		
				CCA + other		
	SHP2 Genentech A Member of the Roche Group	GDC-1971				
	Undisclosed	2 programs				
GD	Genetic diseases	2 programs				

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Relay Tx – The Dynamo™ Platform Physics-based simulations AI / ML PEOPLE EXPERIMENTATION COMPUTATION Growing Platform E.g., ML-DEL ML Predictions Experimental validation Data ML-DEL Growing Automation E.g., Automated Chemical Design (ACD) Decisions Ideas Automation Multiple Iterations Automated Chemical Design 5+ Undisclosed Programs Inhibitors Degraders New Modalities Chaperones Platform capabilities and expertise continue to expand Enabling deep and diversified early pipeline Deep structural understanding Chemical biology insights

Relay Tx – Extensive Precision Medicine Pipeline

RELAY THERAPEUTICS

	Target	Program		Preclinical	Early Clinical	Late Clinical	Annual US Patient #
Breast Cancer[1]	PI3Kα franchise	PI3Kα^{PAN}	RLY-2608				~10-68K breast cancer *~76-238K all solid tumors*
			RLY-5836				
		PI3K$\alpha^{SPECIFIC}$	H1047R-specific				~4-25K breast cancer *~15-48K all solid tumors*
	CDK2	RLY-2139					~46K[2] *(Patients receiving CDK4/6i)*
	Degrader EQRx	ERα Degrader					~29-196K[3]
	Undisclosed	1 program					*To be announced*
Tumor Agnostic	FGFR2	RLY-4008 *Mutant + WT*		Breast Cancer CCA + other			~11-35K[4]
	SHP2 Genentech A Member of the Roche Group	GDC-1971					~37-69K[5]
	Undisclosed	2 programs					*To be announced*
GD	Genetic diseases	2 programs					*To be announced*

Note: Unless otherwise indicated, patient #'s refer to total annual number of US patients with late-line cancers compared to comprehensive annual incidence that may be amenable to treatment with our programs

1. Unless otherwise indicated, all breast cancer patient numbers refer to HR+/HER2- breast cancer tumors; 2. ~46K HR+/HER2- breast cancer patients expected to receive CDK 4/6 inhibitors in adjuvant setting, first-line setting, and second-line setting in 2023, per Decision Resources Breast Cancer Market Forecast report dated June 2022; 3. HR+/HER2- US late-line breast cancer patients compared to HR+/HER2- US incident breast cancer patients; 4. FGFR2 altered late-line solid tumors compared to comprehensive annual FGFR2 altered incident solid tumors including additional FGFR gene fusions and rearrangements resulting from truncation of the protein at exon 18 and all breast cancer patients with FGFR2 alterations; 5. SHP2 combo only includes KRAS G12C in lung and colorectal, EGFR mutations in lung, and ALK fusions in lung

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Relay Tx – Capital, Team & Execution Focus to Deliver on Key Milestones

RELAY THERAPEUTICS

Breast Cancer Franchise

PI3Kα^PAN



- ✓ Initial RLY-2608 data in 1H 2023
- ✓ RLY-5836 clinical start in 2Q 2023
- ✓ RLY-2608 expansion cohorts initiated in 2H 2023
- Additional data update in 2024

RLY-2139 (Selective CDK2)



Clinical start in early 2024

ERα Degrader



Development candidate nomination in 2023

Tumor Agnostic

RLY-4008 (Selective FGFR2)



- ✓ Full dose escalation data in 1H 2023 (2023 ASCO)
- Non-CCA expansion cohorts data in 2H 2023
- Pivotal cohort full enrollment in 2H 2023

GDC-1971 (SHP2)



Ongoing combo trials; Genentech controls data disclosures

Undisclosed

To be announced

5+ undisclosed programs in preclinical development and additional early-stage efforts across platform

~$872M

Cash, cash equivalents and investments as of the end of 2Q 2023

Current cash, cash equivalents and investments are expected to be sufficient to fund current operating plan into 2H 2025

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Relay Tx 2022 ESG Report – Continuing Our ESG Journey Relay Tx’s 2nd ESG Annual Report Patients Community Environment Governance Our patients / future patients Our community in Cambridge and the broader Boston area The next generation of scientists *As of December 2022 People 93% of employee respondents "would recommend Relay Tx as a great place to work" Turnover below industry average rates Diversity & inclusion advisory group Training and development opportunities Equitable compensation 4 clinical programs Committed to clinical trial patient safety Committed to product safety and quality Note: Relay Tx is a development stage company Responsible energy consumption* Reducing water consumption Hazardous and lab waste management Non-hazardous waste management Average Tenure 5yrs Racial/Ethnic Diversity 38% Women 38% Independence (Separate CEO and Chair Role) 88% The Nom/Gov and Audit Committees oversee ESG efforts, with the full BOD getting ~quarterly updates 8 Directors Total* *Efforts to reduce energy consumption lend to our ambitions to limit carbon emissions